                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 3, 2003.


                        Commission File Number 000-23386


                          CRYO-CELL INTERNATIONAL, INC.
                 ----------------------------------------------
                 (Name of Small Business Issuer in its charter)


                  DELAWARE                             22-3023093
        ----------------------------            ----------------------
        (State or other jurisdiction               (I.R.S. Employer
            of incorporation or                   Identification No.)
               organization)


           3165 McMullen Booth Road, Building B, Clearwater, FL   33761
------------------------------------------------------------------------------
              (Address of Principal Executive Offices)          (Zip Code)


           Issuer's phone number, including area code: (727) 450-8000



              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

Director Changes

         The Board of Directors of the Company accepted the resignation of Ronald B. Richard as a Director effective December 31, 2002. Mr. Richard currently remains as Chief Executive Officer and Director of Stem Cell Preservation Technologies, Inc.

         The Board of Directors of the Company's subsidiary Stem Cell Preservation Technologies, Inc. accepted the resignation of Mercedes Walton as a Director of the subsidiary effective December 31, 2002. Ms. Walton currently remains as Chairman of the Board of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRYO-CELL INTERNATIONAL, INC.


Date: January 3, 2003                   By: /s/ John V. Hargiss
                                            ----------------------------
                                            John V. Hargiss
                                            Chief Executive Officer